                                                                      Conformed

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                         Date of Report: June 21, 1997
                       (Date of earliest event reported)

                      UNITED STATES LIME & MINERALS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Texas                        0-4197                     75-0789226
         -----                        ------                     ----------
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



      12221 Merit Drive, Suite 500
      ----------------------------
             Dallas, Texas                                            75251
             -------------                                            -----
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone Number, Including Area Code: (972) 991-8400

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

               Effective June 21, 1997, Corson Lime Company ("Corson"), a Pennsylvania corporation and wholly-owned subsidiary of United States Lime & Minerals, Inc., a Texas corporation (the "Registrant"), sold substantially all of its aggregate and lime assets to Highway Materials, Inc. ("Highway Materials"), a Pennsylvania corporation, in a transaction for $7,855,000 in cash paid at closing, and an additional $376,000 for the final aggregate inventory, secured by a letter of credit, to be paid within one-hundred and twenty days. Corson retained its accounts receivable, certain lime inventories and accounts payable. The terms of the sale are more fully described in the Asset Purchase Agreement by and among Corson Lime Company, United States Lime & Minerals, Inc. and Highway Materials, Inc., dated as of April 22, 1997, a copy of which is included as Exhibit 2 to this Report.

               Proceeds, net of expenses and tax benefit, generated from the sale of Corson's primary assets to Highway Materials and realization of Corson's other assets that were not sold to Highway Materials, will be available for the Registrant's ongoing plans to modernize and expand its Texas and Arkansas plants and the funding of other growth opportunities.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Pro forma financial information.

          1. Pro Forma Condensed Consolidated Balance Sheet as of March 31,
             1997.

          2. Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1996.

          3. Pro Forma Condensed Consolidated Statement of Income for the quarter ended March 31, 1997.

          4. Pro Forma Condensed Consolidated Statement of Income for the quarter ended March 31, 1996.

     (c)  Exhibits.

          2 Asset Purchase Agreement by and among Corson Lime Company, United States Lime & Minerals, Inc., and Highway Materials, Inc., dated as of April 22, 1997. Schedules and similar attachments to the Agreement have not been filed.

              UNITED STATES LIME & MINERALS, INC. AND SUBSIDIARIES


PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS (UNAUDITED)


The following Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997 and the Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1996 and the three months ended March 31, 1997 and 1996 give effect to the sale of substantially all of the assets of Corson Lime Company, a wholly-owned subsidiary of the Registrant, giving effect to the transaction as if it had occurred on the dates indicated and by applying the assumptions and adjustments described in the accompanying notes to Pro Forma Condensed Consolidated Financial Statements. The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes that the transaction described above occurred on March 31, 1997. The accompanying Pro Forma Condensed Consolidated Statements of Income for the fiscal year ended December 31, 1996 and the three months ended March 31, 1997 and 1996 assume that the transaction described above occurred on January 1, 1996.


The Pro Forma Condensed Consolidated Financial Statements have been prepared by the Registrant's management based upon the Registrant's historical financial statements. These Pro Forma Statements may not be indicative of the results that actually would have occurred if the sale had been in effect on the dates indicated or which may be obtained in the future. The Pro Forma Financial Statements should be read in conjunction with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996 and Quarterly Report on Form 10-Q for the three months ended March 31, 1997 filed with the Securities and Exchange Commission.

UNITED STATES LIME & MINERALS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 1997
(In thousands of dollars)
(Unaudited)


                                                                             PRO FORMA
ASSETS                                                 AS REPORTED          ADJUSTMENTS          PRO FORMA
------                                                 -----------          -----------          ---------
Current Assets:
  Cash and cash equivalents                              $     43              6,155 (A),(D)         6,198
  Trade receivables                                         4,749              4,749
  Inventories                                               5,284             (1,619)(A)             3,665
  Prepaid expenses and other assets                           770               (375)(A)               395
                                                         --------           --------              --------
     Total current assets                                  10,846              4,161                15,007
                                                         --------           --------              --------

Net property, plant and equipment                          19,398             (5,623)(A)            13,775

Other assets, net                                             961               (827)(A),(B)           134
                                                         --------           --------              --------
     Total assets                                        $ 31,205             (2,289)               28,916
                                                         ========           ========              ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Current installments of long-term debt                 $  1,143                                    1,143
  Accounts payable-trade                                    2,438                                    2,438
  Accrued expenses                                          1,980               (177)(C)             1,803
                                                         --------           --------              --------
      Total current liabilities                             5,561               (177)                5,384

Long-term debt,  excluding current installments             4,352             (1,400)(D)             2,952
Other liabilities                                             713                                      713
                                                         --------           --------              --------
      Total liabilities                                    10,626             (1,577)                9,049
                                                         --------           --------              --------

Stockholders' equity:
  Common stock                                                529                                      529
  Additional paid-in capital                               15,311                                   15,311
  Retained earnings                                        19,301               (712)(A),(B),(C)    18,589
                                                         --------           --------              --------
                                                           35,141               (712)               34,429

Less treasury stock at cost                               (14,562)                                 (14,562)
                                                         --------           --------              --------
     Total stockholders' equity                            20,579               (712)               19,867
                                                         --------           --------              --------
     Total liabilities and stockholders' equity          $ 31,205             (2,289)               28,916
                                                         ========           ========              ========

UNITED STATES LIME & MINERALS, INC. AND SUBSIDIARIES
Notes to Pro Forma Condensed Consolidated Balance Sheet
(In thousands of dollars)
(Unaudited)


The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes that the sale of substantially all of the assets of Corson Lime Company occurred on March 31, 1997 and include the following Pro Forma adjustments.

           (A) Reflects the sale of property, plant and equipment ($5,623), sale of certain inventories ($1,619), write-off of deferred stripping costs ($689 in other assets), write-off of deferred maintenance costs ($375 in prepaid expenses and other assets), and receipt of $7,855, less transaction costs of approximately $300, for a computed loss of $712 (net of tax benefit). The actual loss will be based on the book values of the assets of Corson Lime Company at the date of the sale. The actual loss is expected to be less than the pro forma loss computed with these adjustments.

           (B) Write off of the intangible pension asset ($138) due to the curtailment of the pension plan covering the union employees of Corson Lime Company.

           (C) Tax effect of adjustments (A) and (B) above.

           (D) Application of $1,400 of the net proceeds used to eliminate the borrowings under the Registrant's revolving credit facility.

UNITED STATES LIME & MINERALS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1996
(In thousands of dollars, except per share data)
(Unaudited)

                                                                        (A)
                                                                        LESS       ADJUST-
                                                   AS REPORTED          CLC        MENTS                PRO FORMA
                                                   -----------          ---        -----                ----------
Revenues                                       $  40,159    100.00%    11,769                      28,390       100.00%

Cost of revenues:
  Labor and other operating expenses              28,684     71.43%    11,736                      16,948        59.70%
  Depreciation, depletion and amortization         3,592      8.94%     1,321                       2,271         8.00%
                                               --------------------  --------                    ----------------------
                                                  32,276     80.37%    13,057                      19,219        67.70%
                                               --------------------  --------                    ----------------------

  Gross profit (loss)                              7,883     19.63%    (1,288)                      9,171        32.30%

Selling, general and administrative expenses       4,359     10.85%     1,027                       3,332        11.74%
                                               --------------------  --------                    ----------------------

  Operating profit (loss)                          3,524      8.78%    (2,315)                      5,839        20.57%
                                               --------------------  --------                    ----------------------

Other deductions (income):
  Interest expense                                   563      1.40%                  (34)(B)          529         1.86%
  Gains on sales of assets, net                      (21)    -0.05%                                   (21)       -0.07%
  Other, net                                        (234)    -0.58%      (115)                       (119)       -0.42%
                                               --------------------  --------    -------         ----------------------
                                                     308      0.77%      (115)       (34)             389         1.37%
                                               --------------------  --------    -------         ----------------------

  Income (loss) before taxes                       3,216      8.01%    (2,200)        34            5,450        19.20%

Income taxes                                         614      1.53%      (420)         7(C)         1,041         3.67%
                                               --------------------  --------    -------         ----------------------

  Net income (loss)                            $   2,602      6.48%    (1,780)        27            4,409         15.53%
                                               ====================  ========    =======         ======================
  Net income (loss) per share of
    common stock:                              $    0.67                                             1.12
                                               =========                                         ========


Notes to Pro Forma Condensed Consolidated Statement of Income:

     (A) Represents Corson Lime Company (CLC) results of operations, excluding allocated corporate overhead, for the year ended December 31, 1996.

     (B) Interest expense reduced to reflect no borrowing under the revolving loan during the period. See Note (D) to Pro Forma Condensed Consolidated Balance Sheet.

     (C) Tax effect of entry (B).

UNITED STATES LIME & MINERALS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 1997
(In thousands of dollars, except per share data)
(Unaudited)


                                                                        (A)
                                                                        LESS          ADJUST-
                                                   AS REPORTED          CLC           MENTS             PRO FORMA
                                                   -----------          ---           -----             ---------
Revenues                                        $ 7,808   100.00%        1,898                       5,910       100.00%

Cost of revenues:
  Labor and other operating expenses              6,233    79.83%        2,142                       4,091        69.22%
  Depreciation, depletion and amortization          980    12.55%          391                         589         9.97%
                                               ------------------      -------                     ---------------------
                                                  7,213    92.38%        2,533                       4,680        79.19%
                                               ------------------      -------                     ---------------------

  Gross profit (loss)                               595     7.62%         (635)                      1,230        20.81%
Selling, general and administrative expenses      1,116    14.29%          205                         911        15.41%
                                               ------------------      -------                     ---------------------
  Operating profit (loss)                          (521)   -6.67%         (840)                        319         5.40%
                                               ------------------      -------                     ---------------------

Other deductions (income):
  Interest expense                                  133     1.70%                        (12)(B)       121         2.05%
  Other, net                                        (44)   -0.56%           (8)                        (36)       -0.61%
                                               ------------------      -------      -----------    ---------------------
                                                     89     1.14%           (8)          (12)           85         1.44%
                                               ------------------      -------      -----------    ---------------------
  Income (loss) before taxes                       (610)   -7.81%         (832)           12           234         3.96%

Income taxes                                       (122)                  (166)            2 (C)        46         0.78%

                                               ------------------      -------      ---------      ---------------------
  Net income (loss)                             $  (488)   -6.25%         (666)           10           188         3.18%
                                               ==================      =======      =========      =====================

  Net income (loss) per share of
    common stock:                               $ (0.12)                                              0.05
                                               ========                                            =======

Notes to Pro Forma Condensed Consolidated Statement of Income:

     (A) Represents Corson Lime Company (CLC) results of operations, excluding allocated corporate overhead, for the quarter ended March 31, 1997.

     (B) Interest expense reduced to reflect no borrowing under the revolving loan during the period. See Note (D) to Pro Forma Condensed Consolidated Balance Sheet.

     (C) Tax effect of entry (B).

UNITED STATES LIME & MINERALS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 1996
(In thousands of dollars, except per share data)
(Unaudited)

                                                                             (A)
                                                                            LESS     ADJUST-
                                                      AS REPORTED            CLC      MENTS           PRO FORMA
                                                      -----------            ---      -----           ---------
Revenues                                        $ 8,523          100.00%    1,720                 6,803         100.00%

Cost of revenues:
  Labor and other operating expenses              5,872           68.90%    1,893                 3,979          58.49%
  Depreciation, depletion and amortization          841            9.87%      287                   554           8.14%
                                                ------------------------   ------               -----------------------
                                                  6,713           78.77%    2,180                 4,533          66.63%
                                                ------------------------   ------               -----------------------

  Gross profit (loss)                             1,810           21.23%     (460)                2,270          33.37%

Selling, general and administrative expenses      1,105           12.96%      270                   835          12.28%

                                                ------------------------   ------               -----------------------
  Operating profit (loss)                           705            8.27%     (730)                1,435          21.09%
                                                ------------------------   ------               -----------------------

Other deductions (income):
  Interest expense                                  134            1.57%      134                                 1.97%
  Other, net                                        (58)          -0.68%      (12)                  (46)         -0.68%
                                                ------------------------   ------               -----------------------
                                                     76            0.89%      (12)                   88           1.29%
                                                ------------------------   ------               -----------------------

  Income (loss)  before taxes                       629            7.38%     (718)                1,347          19.80%

Income taxes                                        126                      (143)                  269           3.95%
                                                ------------------------   ------               -----------------------
  Net income (loss)                             $   503            5.90%     (575)                1,078          15.85%
                                                ------------------------   ------               -----------------------
  Net income (loss) per share of
    common stock:                               $  0.13                                            0.28
                                                =======                                         -------

Notes to Pro Forma Condensed Consolidated Statement of Income:

     (A) Represents Corson Lime Company (CLC) results of operations, excluding allocated corporate overhead, for the quarter ended March 31, 1996.

                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED LIME & MINERALS, INC.
                                              (Registrant)


Date:  July 3, 1997                 By:  /s/ Robert F. Kizer
                                         ----------------------------------
                                         Robert F. Kizer,
                                         President and Chief
                                         Executive Officer

                                 EXHIBIT INDEX


Exhibit No            Description
----------            -----------
   2             Asset Purchase Agreement among
                 Corson Lime Company,
                 United States Lime & Minerals Inc.,
                 and Highway Materials, Inc.,
                 dated as of April 22, 1997.
